                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                               ______________________________
                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): January 1, 2005

                                 Structured Products Corp.

            (Exact name of registrant as specified in its charter)

                    Delaware               001-32047            13-3692801
                   (State or other        (Commission          (IRS Employer
                    jurisdiction of        File Number)         Identification
                    incorporation or                            Number)
                    organization)

            388 Greenwich Street, New York, New York           10013
           (Address of principal executive offices)          (Zip Code)
            Registrant's telephone number including area code (212) 816-7496.

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
      230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
      240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

      This  current  report on Form 8-K  relates  to a  distribution  made to holders of the
      Certificates issued by the CorTS Trust III for First Union Institutional Capital II.

      The issuer of the underlying  securities,  or guarantor thereof, or successor thereto, as applicable,  is subject to the information reporting requirements of the Securities
      Exchange Act of 1934,  as amended (the  "Exchange  Act").  Periodic  reports and other information  required to be filed  pursuant to the Exchange  Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable,  may be  inspected  and  copied  at  the  public  reference  facilities  maintained  by the
      Securities  and Exchange  Commission  (the  "Commission")  at 450 Fifth Street,  N.W.,
      Washington,  D.C. 20549. The Commission also maintains a site on the World Wide Web at
      "http://www.sec.gov"  at which users can view and  download  copies of reports,  proxy and information  statements and other  information  filed  electronically  through the
      Electronic  Data  Gathering,   Analysis  and  Retrieval  system.   Neither  Structured
      Products Corp. nor the trustee has  participated  in the preparation of such reporting documents,  or made any due diligence  investigation  with respect to the  information provided therein.  Neither Structured  Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer of the underlying  securities,  or guarantor  thereof,  or successor thereto,  as applicable,  or the underlying  securities have not occurred or have not yet been publicly  disclosed  which would affect the accuracy or completeness of the publicly available documents described above.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

               (c)   Exhibits:

               Trustee's  Report with respect to the January 1, 2005  Distribution  Date for the CorTS Trust III for First Union Institutional Capital II

                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:     /s/ Mark C. Graham
                                        Name:   Mark C. Graham
                                        Title:  Authorized Signatory

January 1, 2005

EXHIBIT INDEX

Exhibit                                                                    Page
               Trustee's  Report with respect to the January 1, 2005
   1           Distribution  Date for the CorTS  Trust III for First        5
               Union Institutional Capital II.

                                 Exhibit 1

To the Holders of:
CorTS Trust III for First Union Institutional Capital II
7.5% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:   22081M206       Class: A
*CUSIP:   22081MAA5       Class: B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for First Union
Institutional Capital II, hereby gives notice with respect to the Distribution Date of
January 1, 2005 (the "Distribution Date") as follows:

1.   The amount of the distribution payable to the Certificateholders on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

           Class         Principal      Interest         Total
                                                         Distribution
           A             $ 0.000000     $  0.468750      $ 0.468750
           B             $ 0.000000     $  1.750000      $ 1.750000

2.   The amount of aggregate interest due and not paid as of the Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $40,777,000 aggregate principal amount of First Union Institutional
     Capital II 7.85% Capital Securities due January 1, 2027 (the "Term
     Assets") are held for the above trust.

5.   At the close of business on the Distribution Date, 1,631,080 Class A
     Certificates representing $40,777,000 aggregate Certificate Principal
     Balance and $40,777,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.   The current rating of the Term Assets is not provided in this report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National
Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.